                                                                   EXHIBIT 10.43

                              AMENDED AND RESTATED
                             STOCKHOLDERS AGREEMENT
                             ----------------------

       THIS AGREEMENT, dated as of July 26, 1995, amended and restated as of November 30, 1995, is among SAS Acquisitions Inc., a Delaware corporation (the "Company") , and each of the other Persons executing a signature page hereto whether signing as of or after the date hereof (each a "Stockholder" and, collectively, the "Stockholders"). Capitalized terms used herein are defined in paragraph 9 hereof.

       WHEREAS, the Company and certain of the Stockholders originally entered into this Agreement as of July 26, 1995, in order to, among other things, (i) establish the composition of the Board of Directors of the Company, (ii) assure continuity in the management and ownership of the Company and (iii) provide for the orderly sale of the Company;

       WHEREAS, The Coinmach Corporation, a Delaware corporation ("TCC") , and certain of its stockholders entered into a Stockholders Agreement, dated as of January 31, 1995, that was substantially similar to this Agreement (the "TCC Stockholders Agreement");

       WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of November 30, 1995, among the Company, TCC and Solon Automated Services, Inc., a Delaware corporation and subsidiary of the Company ("Solon") , TCC will merge with and into Solon (the "Merger") and all of the outstanding capital stock of TCC will be converted into capital stock of the Company, and shares of the Company' s Class A Common held by certain of the Stockholders will be exchanged for shares of Class E Common;

       WHEREAS, the TCC Stockholders Agreement will be terminated in connection with the Merger; and

       WHEREAS, the Company and the Stockholders desire to amend and restate this Agreement for the purposes, among others, of (i) establishing the composition of the Company's Board of Directors (the "Board") , (ii) assuring continuity in the management and ownership of the Company and (iii) providing for the orderly sale of the Company.

       NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

       1.  Board of Directors.
           ------------------

       (a) From and after the date hereof and until the provisions of this paragraph 1 cease to be effective, each Stockholder shall vote all of its Stockholder Shares which are voting shares and any other voting securities of the Company over which such Stockholder has voting control and shall take all other necessary or desirable actions within its control (whether in its capacity as a stockholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary or desirable actions within its control (including, without limitation, calling special board and stockholder meetings), so that:

           (i) subject to paragraph l(g) below, the authorized number of directors on the Board shall be established at five directors;

          (ii) the following individuals shall be elected to the Board:

                (1) two individuals designated by GTCR, which individuals initially shall be David A. Donnini and Bruce V. Rauner (the "GTCR Directors");

                (2) one member of management, employee or officer of the Company or its Subsidiaries designated by the holders of a majority of the Common Stock of the Company held by the Executives, which individual initially shall be Stephen R. Kerrigan (the "Management Director"); and

                (3) two individuals designated by GTCR who are reasonably acceptable to the holders of a majority of the Common Stock of the Company held by the Executives, which individuals initially shall be James N. Chapman and Mitchell Blatt (the "Outside Directors"); provided that if after 60 days GTCR and the Executives are unable to agree upon the designation of any Outside Director(s), GTCR may designate such Outside Director(s) without the approval of the Executives;

          (iii) the composition of the board of directors of each of the Company's Subsidiaries (a "Sub Board") shall be the same as that of the Board;

          (iv) any committees of the Board or a Sub Board shall be created only upon, and may be disbanded upon, the approval of three members of the Board and the composition of each such committee (if any) shall be proportionately equivalent to that of the Board;

           (v) the removal from the Board or a Sub Board (with or without cause) of any GTCR Director or Outside Director shall be at GTCR's written request, but only upon such written request and under no other circumstances; and the removal from the Board or a Sub Board (with or without cause) of any Management Director shall be at the written request, and only at the written request, of the holders of a majority of the Stockholder Shares held by the Executives, provided that if any Management Director ceases to be a member of management, employee or officer of the Company or its Subsidiaries, he shall be removed as a director promptly after his employment ceases; and

          (vi) in the event that any GTCR Director, Management Director or Outside Director ceases to serve as a member of the Board or a Sub Board during his term of office, the resulting vacancy on the Board or the Sub Board shall be filled in the manner provided in subparagraphs (ii)(1),
    (ii)(2) or (ii)(3) above, respectively.

       (b) The Company shall pay the reasonable out-of-pocket expenses incurred by each director in connection with attending the meetings of the Board, any Sub Board and any committee thereof.

       (c) The rights of GTCR under this paragraph 1 shall terminate at such time as GTCR and its Permitted Transferees hold in the aggregate less than 50% of the Stockholder Shares held by GTCR on the date hereof.

       (d) The rights of the Executives under this paragraph 1 shall terminate at such time as the Executives and their Permitted Transferees hold in the aggregate less than 50% of the Stockholder Shares held by such Persons on the date hereof.

       (e) The provisions of this paragraph 1 shall terminate automatically and be of no further force and effect upon a Qualified Public Offering.

       (f) If any party fails to designate a representative to fill a directorship pursuant to the terms of this paragraph 1, the election of an individual to such directorship shall be accomplished in accordance with the Company's bylaws and applicable law.

       (g) Notwithstanding anything to the contrary contained in this paragraph 1, in the event the holder or holders of the Class A Common and Class F Common exercise their right to elect a director or directors to the Board upon the occurrence of an Event of Noncompliance under the Company's Certificate of Incorporation, the provisions of this paragraph 1 shall remain in effect; provided that the size of the Board shall be increased by the number of directors who are elected by the holders of the Class A Common and Class F Common in accordance with the Certificate of Incorporation.

       2. Representations and Warranties.  Each Stockholder represents and
          ------------------------------
warrants that (i) such Stockholder is the record owner of the number of each class of Stockholder Shares set forth on the signature page of such Stockholder attached hereto, (ii) this Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes the valid and binding obligation of such Stockholder, enforceable in accordance with its terms, and (iii) such Stockholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement. No holder of Stockholder Shares shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

        3. Pre-Emptive Rights.
           -------------------

           (a) Except for issuances of equity securities of the Company or options or other rights to acquire equity securities of the Company

           (i) in connection with a registered primary public offering,

          (ii) to employees or Outside Directors of the Company or its Subsidiaries,

         (iii) to any lender (other than GTCR or any of its Affiliates) in connection with the incurrence of Indebtedness by the Company or any of its Subsidiaries,

          (iv) as payment of all or a portion of the purchase price of any business or assets thereof acquired by the Company or any of its Subsidiaries (including by merger), or

           (v) upon the exercise of any option or other right described in any of clauses (i) through (iv) above or any other option or right to acquire equity securities issued by the Company, if the Company authorizes the issuance or sale of any equity securities of the Company or any securities containing options or rights to acquire any equity securities of the Company (other than as a dividend on outstanding Common Stock), the Company shall first offer to sell to each Stockholder, at the same price and on the same terms, a portion of such securities, options or rights (the "New Securities") equal to the quotient of (i) the number of Stockholder
     -----------------
Shares (other than Unvested Shares) held by such Stockholder divided by (ii) the
                                                             ----------
total number of shares of Common Stock (other than Unvested Shares) on a Fully Diluted Basis.

       (b) In order to exercise its purchase rights pursuant to this paragraph 3, a Stockholder must within ten business days after receipt of written notice from the Company describing in reasonable detail the New Securities being offered, the purchase price thereof, the payment terms and such Stockholder's percentage allotment, deliver a written notice to the Company describing its election. If all of the New Securities offered to the Stockholders are not fully subscribed by the Stockholders, the remaining New Securities shall be reoffered by the Company to the Stockholders purchasing their full allotment upon the terms set forth in this paragraph 3 until either all such New Securities have been subscribed for or no Stockholder subscribes for additional New Securities, except that such Stockholder must give written notice of its election to purchase such reoffered New Securities within five (and not 10) business days after receipt of notice of any such reoffer.

       (c) If a Stockholder purchases all or any portion of any
New Securities offered pursuant to this paragraph 3 ("Purchased New
                                                     ---------------
Securities"), such Stockholder shall be required to concurrently
- ------------
purchase an equal proportion of each other class of debt or equity securities of the Company or any of its Subsidiaries which are issued contemporaneously with such Purchased New Securities.

       (d) During the 180 days after the expiration of the offering periods described above, the Company shall be entitled to sell any New Securities which the Stockholders have not elected to purchase, on terms and conditions no more favorable to the purchasers thereof than those offered to the Stockholders. Any New Securities offered or sold by the Company after such 180-day period must be reoffered to the Stockholders pursuant to the terms of this paragraph 3.

       (e) If the New Securities possess voting rights, a Stockholder may request, and the Company shall issue to the requesting Stockholder, in place of the New Securities such

Stockholder would be entitled to purchase pursuant to this paragraph 3, securities that are identical to the New Securities except that such securities
(i) will be non-voting and (ii) will be convertible into New Securities at the request of the Stockholder on a share-for-share basis.

        (f) The rights pursuant to this paragraph 3 shall terminate upon a Qualified Public Offering.

        (g) Notwithstanding any other provision of this Agreement to the contrary, so long as (i) no Event of Default relating to the payment of any amounts due has occurred and is continuing or (ii) the due date of any amounts outstanding under the Credit Facilities have not been accelerated, the Company shall not issue or sell any shares of common stock of the Company or any security exchangeable or convertible into, or any option, warrant, or other right to acquire such shares (each a "Common Stock Equivalent") at a price less
                                      -----------------------
than fair market value on the date of such issuance or sale.

        4.  Sale of the Company.
            -------------------

        (a) If the Board and the holders of a majority of the shares of Common Stock then outstanding approve a sale of all or substantially all of the Company's assets determined on a consolidated basis or a sale of all or substantially all of the Company's outstanding capital stock (whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) to any other person or entity (collectively, a "Sale of the Company"), each holder of Stockholder Shares shall (to the extent such Stockholder Shares are voting shares) vote for, consent to, and raise no objections against, such Sale of the Company. If the Sale of Company is structured as (i) a merger or consolidation, each holder of Stockholder Shares shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) a sale of stock, each holder of Stockholder Shares shall agree to sell all of its shares of Common Stock and rights to acquire shares of Common Stock Stockholder Shares on the terms and conditions approved by the Board and the holders of a majority of the Common Stock then outstanding. Notwithstanding the foregoing, in no event shall Heller Financial, Inc., Jackson National Life Insurance Company, Jackson National Life Insurance Company of Michigan, President and Fellows of Harvard College or any of their successors or assigns (each, an "Investor") be required to make any representations or warranties other than customary stockholder's representations as to good standing, power and authority, noncontravention and ownership in connection with a Sale of the Company; provided, however, that this provision shall not prevent each Investor from being required to provide indemnification in an amount equal to such Investor's pro rata portion of any liability as a result of representations and warranties made by the Company or its stockholders with respect to the Company but not to exceed the consideration received by such Investor. Each holder of Stockholder Shares shall take all necessary or desirable actions in connection with the consummation of the Sale of the Company as requested by the Company.

       (b) The obligations of the holders of Stockholder Shares with respect to the Sale of the Company are subject to the satisfaction of the following conditions: (i) upon the consummation of the Sale of the Company, each holder of Stockholder Shares shall receive the same form of consideration and the amount of consideration as set forth in paragraph 4(c) below; (ii) if any holders of a class of Common Stock are given an option as to the form and amount of consideration to be received, each holder of such class of Common Stock shall be given the same option; and (iii) each holder of then currently exercisable rights to acquire shares of a class of Common Stock shall be given an opportunity to either (A) exercise such rights prior to the consummation of the Sale of the Company and participate in such sale as holders of such class of Common Stock or (B) upon the consummation of the Sale of the Company, receive in exchange for such rights consideration equal to the amount determined by multiplying (1) the same amount of consideration per share of Common Stock received by holders of such class of Common Stock in connection with the Sale of the Company less the exercise price per share of Common Stock of such rights to acquire such class of Common Stock by (2) the number of shares of such class of Common Stock represented by such rights.

       (c) In the event of a Sale of the Company, each Stockholder shall receive in exchange for its Stockholder Shares the same portion of the aggregate consideration from such Sale of the Company that such Stockholder would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Company's Certificate of Incorporation as in effect immediately prior to such Sale of the Company. Each holder of Stockholder Shares shall take all necessary or desirable actions in connection with the distribution of the aggregate consideration from such Sale of the Company as requested by the Company.

        5. Co-Sale Rights.
           --------------

           (a) Prior to the transfer or series of related transfers other than pursuant to a Public Sale or Sale of the Company (a "Transfer") of any
                                                     --------
Stockholder Shares owned directly or indirectly
by GTCR that results in GTCR owning directly or indirectly less than 60% of the then outstanding Common Stock of the Company, and prior to any Transfer thereafter, GTCR shall give written notice (the "Sale Notice") to the Company
                                                --------------
and each of the other Stockholders. The Sale Notice will disclose in reasonable detail the identity of the prospective transferee(s), the number and class of shares to be transferred and the terms and conditions of the proposed Transfer. GTCR shall not consummate any such Transfer until 60 days after the Sale Notice has been given to the Company and each other Stockholder, unless the parties to the Transfer have been fully determined pursuant to this paragraph 5 prior to the expiration of such 60-day period (the date of the first to occur of such events is referred to herein as the "Authorization Date").
                                    --------------

       (b) Any other Stockholder may elect to participate in the contemplated Transfer by delivering written notice to GTCR within 30 days after delivery of the Sale Notice to such Stockholder. If any Stockholder has elected to participate in such Transfer, GTCR and the Stockholders so electing shall be entitled to sell in the contemplated Transfer, on the same terms and at the price calculated pursuant to subparagraph 5(c) below, a number of shares equal to the product of (i) the quotient determined by dividing the number of shares of Common Stock owned by such Stockholder by the aggregate number of shares of Common Stock owned by all such electing Stockholders and GTCR and (ii) the number of shares to be sold in the contemplated Transfer.

  For example, if the Sale Notice contemplated a sale of 100 shares by GTCR, and
  -----------
  if GTCR was at such time the owner of 30% of the Company's Common Stock (on a Fully Diluted Basis) and if a Stockholder elected to participate and such Stockholder owned 20% of the Company's Common Stock (on a Fully Diluted Basis), GTCR would be entitled to sell 60 shares (30% (divided by) 50% x 100 shares) and such electing Stockholder would be entitled to sell 40 shares (20% (divided by) 50% x 100 shares).

GTCR will use its best efforts to obtain the agreement of the prospective transferee(s) to the participation of the electing Stockholders in the contemplated Transfer and will not transfer any Stockholder Stock to the prospective transferee(s) if such transferee(s) refuses to allow the participation of the electing Stockholders.

       (c) The purchase price to be paid by any transferee for any share of Common Stock transferred in accordance with this paragraph 5 shall he equal to
(i) the aggregate Unreturned Preferred Amount and Unpaid Yield with respect to such share, if applicable, plus (ii) an amount equal to (A) the excess, if any, of (1) the
            ----
aggregate purchase price for all shares of Common Stock that such transferee has agreed to pay to the initial proposed transferor thereof minus (2) the aggregate amount of the Unreturned Preferred Amount and Unpaid Yield with respect to such shares, if applicable, divided by (B) the number of shares of Common Stock such transferee agreed to buy from the initial proposed transferor.

       6. Initial Public Offering.  In the event that the Board and the holders
          -----------------------
of a majority of the shares of Common Stock then outstanding approve an Initial Public Offering, the holders of Common Stock shall take all necessary or desirable actions in connection with the consummation of the Initial Public Offering. In the event that such Initial Public offering is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the Common Stock structure would adversely affect the marketability of the offering, each holder of Stockholder Shares shall consent to and vote for a recapitalization, reorganization and/or exchange of the Common Stock into securities that the managing underwriters, the Board and holders of a majority of the shares of Common Stock then outstanding find acceptable and shall take all necessary or desirable actions in connection with the consummation of the recapitalization, reorganization and/or exchange; provided that the resulting securities reflect and are consistent with the rights and preferences among the outstanding classes of securities set forth in the Company's Certificate of Incorporation as in effect immediately prior to such recapitalization, reorganization or exchange, and such recapitalization, reorganization or exchange is otherwise fair and reasonable to the Company and the holders of each class of the Company's equity securities in light of such relative rights and preferences; and provided further that such recapitalization, reorganization or exchange would not result in any holder of Stockholder Shares being in violation of any applicable law, rule, regulation or other governmental requirement if such holder was in compliance therewith immediately prior thereto.

       7. Legend.  Each certificate evidencing Stockholder Shares and each
          ------
certificate issued in exchange for or upon the transfer of any Stockholder Shares (if such shares remain Stockholder Shares after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

        "The securities represented by this certificate are subject to a Stockholders Agreement, dated as of July 26, 1995, among the issuer of such securities (the "Company") and certain of the Company's stockholders, as amended and modified from time to time. A copy of such Stockholders Agreement shall be furnished without charge by the Company to the holder hereof upon written request."

The Company shall imprint such legend on certificates evidencing Stockholder Shares outstanding as of the date hereof. The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Stockholder Shares.

       8. Transfer.  Prior to transferring any Stockholder Shares (other than in
          --------
a Public Sale or a Sale of the Company) to any Person, the transferring holders of Stockholder Shares shall cause the prospective transferee to execute and deliver to the Company, for the benefit of the Company and the other Stockholders, a counterpart of this Agreement pursuant to which such transferee agrees to be bound as a "Stockholder" by the provisions of this Agreement.

        9.  Definitions.
            -----------

       "Affiliate" of a Person means any other Person, entity or investment fund
        ---------
controlling, controlled by or under common control with such Person and any partner of such Person which is a partnership.

       "Authorization Date" has the meaning specified in paragraph 5(a).
        ------------------

       "Board" has the meaning set forth in the preamble.
        -----

       "Class A Common" means the Company's Class A Common Stock, par value $.0l
        --------------
per share.

       "Class B Common" means the Company's Class B Common Stock, par value $.0l
        --------------
per share.


       "Class C Common" means the Company's Class C Common Stock, par value $.0l
        --------------
 per share.

       "Class D Common" means the Company's Class D Common Stock, par value $.01
        --------------
per share.

       "Class E Common" means the Company's Class E Common Stock, par value $.01 per share.

       "Class F Common" means the Company's Class F Common Stock, par value $.0l
        --------------
 per share.

       "Class G Common" means the Company's Class G Common Stock, par value $.01
        --------------
per share.

       "Common Stock" means the Class A Common, the Class B Common, the Class C
        ------------
Common, the Class D Common, the Class E Common, the Class F Common, the Class G Common and any other class of common stock, par value $.0l per share, of the Company hereafter outstanding.

       "Company" has the meaning set forth in the preamble.
        -------

       "Event of Default" means an "Event of Default" as defined in the Credit
        ----------------
Agreement, dated as of or about November 30, 1995, between the Coinmach Corporation, a Delaware corporation and Subsidiary of the Company ("Coinmach Corporation"), and Heller Financial, Inc., or in the Indenture, dated as of or about November 30, 1995, between Coinmach Corporation and Shawmut Bank Connecticut, National Association, as trustee, and any similar term or event in any replacement for, refinancing of, or modification or amendment to, such agreements, or any similar term in any other loan or credit facility entered into by the Company or any of its Subsidiaries (the "Credit Facilities").

       "Executive" means any Stockholder designated as an "Executive" on the
        ---------
signature page of such Stockholder attached hereto.

       "Fully Diluted Basis" means, without duplication, (i) all shares of
        -------------------
Common Stock outstanding at the time of determination plus (ii) without duplication, all shares of Common Stock issuable upon conversion of any convertible securities or the exercise of any option, warrant or similar right, whether or not such conversion, right or option, warrant or similar right is then exercisable.

       "GTCR" means Golder, Thoma, Cressey, Rauner Fund IV, L.P., a Delaware
        ----
limited partnership.

       "GTCR Directors" has the meaning set forth in paragraph l(a).
        --------------

       "Indebtedness" means all indebtedness for borrowed money, all
        ------------
indebtedness under revolving credit arrangements, all capitalized lease obligations and all guarantees of any of the foregoing.

       "Initial Public Offering" means the sale in an underwritten public
        -----------------------
offering registered under the Securities Act (other than on Form S-8 or a similar form) of shares of the Company's Common Stock.

       "Investor" means any Stockholder designated as an "Investor" on the
        --------
signature page of such Stockholder attached hereto.

       "Management Director" has the meaning set forth in paragraph l(a).
        -------------------

       "Outside Director" has the meaning set forth in paragraph l(a).
        ----------------

       "Person" means an individual, a partnership, a corporation, a limited
        ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

       "Public Sale" means any sale of Stockholder Shares to the public pursuant
        -----------
to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

       "Qualified Public Offering" means the sale in an underwritten public
        -------------------------
offering registered under the Securities Act (other than on Form S-8 or a similar form) of shares of the Company's Common Stock having an aggregate offering value of at least $25 million.

       "Sale Notice" has the meaning set forth in paragraph 5(a).
        -----------

       "Sale of the Company" has the meaning set forth in paragraph 4.
        -------------------

       "Securities Act" means the Securities Act of 1933, as amended from time
        --------------
to time.

       "Stockholder Shares" means (i) any Common Stock purchased or otherwise
        ------------------
acquired by any Stockholder, (ii) any capital stock or other equity securities issued or issuable directly or indirectly with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of any class or series of capital stock of the Company held by a Stockholder; provided that Stockholder Shares shall not include nonvoting stock described in (i), (ii) or
(iii) for purposes of paragraph 1 hereof. As to any particular shares constituting Stockholder Shares, such shares shall cease to be Stockholder Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or
(y) sold to the public through a broker, dealer or market maker, pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

        "Stockholders" has the meaning set forth in the preamble.
         ------------

        "Sub Board" has the meaning set forth in paragraph 1(a).
         ---------

        "Subsidiary" means, with respect to any Person, any corporation, limited
         ----------
liability company, partnership, association or other business entity of which
(i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such limited liability company, partnership, association or other business entity.

       "Transfer" has the meaning set forth in paragraph 5(a).
        --------

       "Unpaid Yield" means the "Unpaid Yield" as defined in the Company's
        ------------
Certificate of Incorporation.

       "Unreturned Preferred Amount" means the "Unreturned Preferred Amount" as
        ---------------------------
defined in the Company's Certificate of Incorporation.

       "Unvested Shares" means any "Unvested Shares" as such term is used in the
        ---------------
Executive Stock Agreement, dated as of July 26,

1995, between the Company and certain of the Executives, as amended from time to time, each of the Senior Management Agreements, dated as of January 31, 1995, between TCC and certain of the Executives, as amended from time to time, each of the Executive Stock Agreements, dated as of January 31, 1995, between TCC and certain of the Executives, as amended from time to time, and any similar term in any similar agreement between the Company or any of its Subsidiaries pursuant to which an executive of the Company or its Subsidiaries acquires Common Stock.

       10.  Transfers in Violation of Agreement.  Any Transfer or attempted
            -----------------------------------
Transfer of any Stockholder Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee(s) of such Stockholder Shares as the owner of such shares for any purpose.

       11.  Amendment and Waiver.  Except as otherwise provided herein, no
            --------------------
modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Stockholders unless such modification, amendment or waiver is approved in writing by the Company or the holders of a majority of the Stockholder Shares, respectively; provided, however, that no such modification, amendment or waiver shall materially and adversely affect the rights hereunder of (i) any class of Stockholder Shares vis-a-vis any other class of Stockholder Shares without the approval of the holders of a majority of such class of Stockholder Shares, and (ii) any holder of any shares of any class of Stockholder Shares vis-a-vis any other holder of shares of the same class of Stockholder Shares without the approval of such Stockholder; provided further, that no modification, amendment or waiver of Section 3(g) , the third sentence of Section 4(a) or this proviso shall be effective without the approval of the the holders of a majority of the Class C Common and Class D Common, voting as a group. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

       12.  Severability.  Whenever possible, each provision of this Agreement
            ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

       13. Entire Agreement.  Except as otherwise expressly set
           ----------------
forth herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. This Agreement amends and restates in its entirety the original Agreement dated as of July 26, 1995.

       14.  Successors and Assigns.  Except as otherwise provided herein, this
            ----------------------
Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Stockholders and any subsequent holders of Stockholder Shares and the respective successors and assigns of each of them, so long as they hold Stockholder Shares.

       15.  Counterparts.  This Agreement may be executed in multiple
            ------------
counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

       16.  Remedies.  The Company and the Stockholders shall be entitled to
            --------
enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that the Company or any Stockholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

       17.  Notices.  Any notice provided for in this Agreement shall be in
            -------
writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the Company at the addresses set forth below and to any other recipient at the address indicated on the signature page of such Stockholder attached hereto and to any subsequent holder of Stockholder Shares subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices shall be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. Notices shall be sent to the following addresses:

       If to the Company, to:

           SAS Acquisitions Inc.
           c/o Coinmach Corporation
           55 Lumber Road
           Roslyn, NY 11576
           Attention: President

       with a copy, which will not constitute notice of the Company, to:

           Anderson Kill Olick & Oshinsky, P.C.
           1251 Avenue of the Americas
           New York, NY 10020
           Attention:  Ronald S. Brody, Esq.

       18.  Governing Law.  The corporate law of the State of Delaware shall
            -------------
govern all issues and questions concerning the relative rights of the Company and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

       19.  Descriptive Headings.  The descriptive headings of this Agreement
            --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

       20. Regulatory Compliance Cooperation.
           ---------------------------------

       (a) In the event that Heller Financial, Inc. ("Heller") reasonably determines that it has a Regulatory Problem (as defined below) the Company and each holder of Stockholder Shares shall take all such actions as are reasonably requested by Heller in order to (i) permit Heller to exchange all or any portion of the Common Stock then held by Heller on a share-for-share basis for shares of a class of common stock of the Company that are identical in all respects to such Common Stock, except that such common stock will not contain the provisions which gave rise to the Regulatory

Problem and (ii) amend this Agreement, the Company's certificate of incorporation and bylaws and other related agreements to effectuate and reflect the foregoing; provided, however, that in no event shall the Company or any holder of Stockholder Shares be required to take any action that would have an adverse effect on the Company or such holder of Stockholder Shares.

       (b) For purposes of this Agreement, a "Regulatory Problem" means any set of facts or circumstances wherein it has been asserted by any governmental regulatory agency that Heller is not entitled to hold, or exercise any significant right with respect to the Common Stock then held by Heller.


                                 *  *  *  *  *

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                            SAS ACQUISITIONS INC.


                            By: /s/ Robert M. Doyle
                                ----------------------
                            Its: Vice President

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                      GOLDER, THOMA, CRESSEY, RAUNER
                      FUND IV, L.P.

                      BY:  GTCR IV, L.P.
                      ITS: General Partner

                      BY:  GOLDER, THOMA, CRESSEY,
                           RAUNER, INC.
                      Its: General Partner


                      By:   /s/ Bruce V. Rauner
                            -----------------------
                      Its:  Principal
                            ---------


Number and Class of
Stockholder Shares:    72,153      shares of Class A Common
                      125,532.4476 shares of Class F Common



Designation: None

Notices should be sent to:

    Golder, Thoma, Cressey Rauner, Fund IV, L.P.
    6100 Sears Tower
    Chicago, IL 60606
    Attention: David A. Donnini

with a copy, which will not constitute notice to GTCR, to:

    Kirkland & Ellis
    200 East Randolph Drive
    Chicago, IL 60601
    Attention:  Kevin R. Evanich

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written

                            /s/ Mitchell Blatt
                            ------------------------
                            Mitchell Blatt

Number and Class of
Stockholder Shares:             398 shares of  Class A Common
                              4,000 shares of  Class B Common
                           692.4400 shares of  Class F Common
                           10,386.6 shares of  Class G Common

Designation:   Investor with respect to Class A Common and
                  Class F Common
               Executive with respect to Class B Common and
                  Class G Common

Notices should be sent to:

    Mitchell Blatt
    31 Wilmington Drive
    Dix Hills, NY 11747

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                              /s/ Robert M. Doyle
                              ----------------------
                              Robert M. Doyle

Number and Class of
Stockholder Shares:          2,000 shares of Class B Common
                           1,731.1 shares of Class G Common


Designation: Executive

Notices should be sent to:

    Robert M. Doyle
    53 Sheryl Crescent
    Smithtown, NY 11787

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                 /s/ Michael Stanky
                                 ------------------------
                                 Michael Stanky

Number and Class of
Stockholder Shares:            425 shares of Class A Common
                             1,500 shares of Class B Common


Designation:  Investor regarding Class A Common
              Executive regarding Class B Common

Notices should be sent to:

    Michael Stanky
    1125 Ashington Place
    Desoto, TX 75115

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                         HELLER FINANCIAL, INC.


                        By: /s/ Ellen T. Cook
                            --------------------------
                        Its: Assistant Vice President
                             -------------------------

Number and Class of
Stockholder Shares:  6,621.4575 shares of Class C Common
                          3,806 shares of Class E Common



Designation: Investor

Notices should be sent to:



          Heller Financial, Inc.
          500 West Monroe Street
          Chicago, IL 60661
          Attn: Portfolio Manager
                Portfolio Organization
                Corporate Finance Group

with a copy, which will not constitute notice, to:

          Heller Financial, Inc.
          500 West Monroe Street
          Chicago, IL 60661
          Attn:  Legal Department
                 Portfolio Organization
                 Corporate Finance Group

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                       JACKSON NATIONAL LIFE INSURANCE
                       COMPANY


                       By:  PPM America, Inc., its authorized agent


                       By: /s/ William T. Considine
                           -----------------------------------
                       Its: Vice President
                           -----------------------------------
Number and Class of
Stockholder Shares:        5,960.1773 shares of Class C Common
                                3,425 shares of Class E Common

Designation: Investor

Notices should be sent to:

    Jackson National Life Insurance Company
    c/o PPM America, Inc.
    225 West Wacker Drive, Suite 1200
    Chicago, IL 60606
    Attn:  Private Placements

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                      JACKSON NATIONAL LIFE INSURANCE
                      COMPANY OF MICHIGAN

                      By:  PPM America, Inc., its authorized agent


                      By:  /s/ William T. Considine
                          -----------------------------------
                      Its: Vice President
                          -----------------------------------

Number and Class of
Stockholder Shares:     661.2802 shares of Class C Common
                             381 shares of Class E Common


Designation: Investor

Notices should be sent to:

    Jackson National Life Insurance Company of Michigan
    c/o PPM America, Inc.
    225 West Wacker Drive, Suite 1200
    Chicago, IL 60606
    Attn:  Private Placements

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.




                         /s/James  N. Chapman
                         -------------------
                         James N. Chapman

Number and Class of
Stockholder Shares:          300 shares of Class A Common
                        519.3300 shares of Class F Common



Designation: Investor

Notices should be sent to:



    James N. Chapman
    14 Alpine Road
    Greenwich, CT 06830

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.



                               /s/ Michael E Marrus
                               --------------------
                                   Michael E. Marrus
Number and Class of
Stockholder Shares:              228 shares of Class A Common
                            399.8841 shares of Class F Common


Designation: Investor

Notices should he sent to:

    Michael E. Marrus
    755 Park Avenue
    New York, NY 10021

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                               MCS CAPITAL, INC.

                               By: /s/ Stephen R. Kerrigan
                                   -----------------------

                               Its: President
                                    -------------------
Number and Class of
Stockholder Shares:       1,479 shares of Class A Common
                          4,000 shares of Class B Common
                       463.9348 shares of Class F Common
                       10,386.6 shares of Class G Common

Designation: Investor regarding Class A Common and Class F Common
             Executive regarding Class B Common and Class G Common

Notices should be sent to:

    MCS Capital, Inc.
    c/o Coinmach Corporation
    55 Lumber Road
    Roslyn, NY 11576
    Attn:  Stephen R. Kerrigan

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                      PRESIDENT AND FELLOWS OF
                      HARVARD COLLEGE

                      By:  Harvard Management
                                 Company, Inc.


                     By: /s/ Timothy S. Peterson
                        ---------------------------------------
                             Timothy S. Peterson

                     Its: Authorized Signatory
                         --------------------------------------

                      By: /s/ Jack R. Meyer
                         --------------------------------------


                    Its:  President and Chief Executive Officer
                            -----------------------------------

Number and Class of
Stockholder Shares:                  2,417 shares of Class A Common
2,417 Class A Shares x 1.7311 = 4,184.0687 shares of Class F Common
                                     2,405 old SAS shares
Designation: Investor

Notices should be sent to:

    President and Fellows of Harvard College
    c/o Harvard Management Company, Inc.
    c/o Timothy Peterson
    600 Atlantic Avenue
    Boston, MA 02210

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                      PRESIDENT AND FELLOWS OF
                      HARVARD COLLEGE

                      By:  Harvard Management
                                 Company, Inc.


                      By: /s/ Timothy S. Peterson
                          -------------------------------------
                              Timothy S. Peterson

                      Its: Authorized Signatory
                           ------------------------------------


                      By: /s/ Jacob R. Meyer
                          --------------------------------------

                      Its: President and Chief Executive Officer
                           -------------------------------------
Number and Class of
Stockholder Shares:                  2,417 shares of Class A Common
2,417 Class A Sahres x 1.7311 = 4,184.0687 shares of Class F Common
                                     2,405 old SAS shares

Designation: Investor

Notices should be sent to:

    President and Fellows of Harvard College
    c/o Harvard Management Company, Inc.
    c/o Timothy Peterson 600 Atlantic Avenue
    Boston, MA 02210

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                     MCS CAPITAL MANAGEMENT, INC.


                                      By: /s/Stephen R. Kerrigan
                                          -----------------------------
                                      Its: President
                                          ------------------------------
Number and Class of
Stockholder Shares:                  2,108.4798 shares of Class F Common

Designation: Investor

Notices should be sent to:

    MCS Capital Management, Inc.
    c/o Coinmach Corporation
    55 Lumber Road
    Roslyn, NY 11576
    Attn:  Stephen R. Kerrigan

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                               /s/ Russell Harrison
                               -------------------------
                                   Russell Harrison

Number and Class of
Stockholder Shares:        432.775 shares of Class G Common


Designation: Executive

Notices should be sent to:

    Russell Harrison
    150 Sycamore Avenue
    Bethpage, NY 11724

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                   /s/ Charles Prato V.P.
                                   ----------------------
                                       Charles Prato

Number and Class of
Stockholder Shares:                1,298.325 shares of Class G Common


Designation: Executive

Notices should be sent to:

    Charles Prato
    52 Moriches Avenue
    East Moriches, NY 11940

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                    /s/ David Tulkop
                                    ------------------------
                                    David Tulkop

Number and Class of
Stockholder Shares:               865.55 shares of Class G Common


Designation: Executive

Notices should be sent to:

    David Tulkop
    1027 Walnut Avenue
    Bohemia, NY 11716

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                  /s/ Stephen R. Kerrigan
                                  ------------------------------------
                                      Stephen R. Kerrigan
Number and Class of
Stockholder Shares: None

Designation: Executive

Notices should be sent to:

    Stephen R. Kerrigan
    125 Elk Avenue
    New Rochelle, NY 10804